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PART II.  OTHER INFORMATION

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

     (a.) Exhibits.

          Exhibit Number                 Description
               27            Financial Data Schedule (contained herein)

     (b.) Reports on Form 8-K.

          No events occurred requiring a Form 8-K to be filed.


                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          Greif Bros. Corporation
                                          (Registrant)


Date:  September 8, 2000                   /s/ Joseph W. Reed
                                           Joseph W. Reed
                                           Chief Financial Officer and Secretary
                                           (Duly Authorized Signatory)